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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 1, 2003

EQUITY OIL COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-610	87-0129795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 West Broadway, Suite 806 Salt Lake City, UT		84101
(Address of principal executive offices)		(Zip Code)

(801) 521-3515
Registrant's telephone number, including area code

This report contains 3 pages.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press Release of Equity Oil Company dated August 1, 2003

Item 12. Results of Operations and Financial Condition.

        Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        On August 1, 2003, Equity Oil Company issued a press release announcing financial results for the quarter ended June 30, 2003 which includes non-GAAP financial measures. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2003	EQUITY OIL COMPANY
	By:	/s/ PAUL M. DOUGAN Name: Paul M. Dougan Title: President and Chief Executive Officer

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES